CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2021 USD ($) $ / shares shares
Operating expenses:
Research and development	$ 4,627,386
General and administrative	3,663,707
Total operating expenses	8,291,093
Loss from operations	(8,291,093)
Change in fair value of financial instruments	(1,095,636)
Interest expense on convertible debt	(416,286)
Other income	12,909
Net loss	(9,790,106)
Other comprehensive loss
Gain/(loss) on foreign currency translation	(137,188)
Comprehensive loss	$ (9,927,294)
Net loss per Common Share, basic | $ / shares	$ (1.69)
Net loss per Common Share, diluted | $ / shares	$ (1.69)
Weighted-average Common Shares, basic | shares	5,785,617
Weighted-average Common Shares, diluted | shares	5,785,617